================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               CORTLAND BANCORP
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD TUESDAY, APRIL 14, 1998


                                CORTLAND BANCORP
                              194 WEST MAIN STREET
                              CORTLAND, OHIO 44410




March 17, 1998



TO THE HOLDERS OF SHARES OF COMMON STOCK:


                  NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors, the regular Annual Meeting of Shareholders (the "Annual Meeting") of Cortland Bancorp (the "Corporation") will be held at the Corporation's principal office, 194 West Main Street, Cortland, Ohio 44410, Tuesday, April 14, 1998, at 7:00 P.M., for the purpose of considering and voting upon the following matters:

                      1.   To elect Directors; and

                      2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

                  Only shareholders of record at the close of business on March 2, 1998, shall be entitled to notice of the meeting and to vote at the meeting or at any adjournment thereof.

                                        By Order of the Board of Directors

                                                /s/ Dennis E. Linville

                                                Dennis E. Linville
                                                     Secretary



WE URGE YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                CORTLAND BANCORP
                               194 W. MAIN STREET
                              CORTLAND, OHIO 44410



                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cortland Bancorp, an Ohio Corporation (the "Corporation"), of Proxies in the accompanying form to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") of the Corporation to be held on April 14, 1998, at 7:00 P.M., at the principal office of the Corporation, 194 W. Main Street, Cortland, Ohio 44410 or at any adjournment(s) thereof. This Proxy Statement and Proxy are first being sent to Shareholders on or about March 17, 1998.

         All costs of solicitation of the Proxies will be borne by the Corporation. Solicitation will be made by mail. Proxies may be further solicited at no additional compensation by officers, directors, or employees of the Corporation by telephone, written communication or in person. The Corporation will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy material to the beneficial owners of shares of common stock of the Corporation ("Common Shares"). No solicitation is to be made by specially engaged employees or other paid solicitors.

         A Proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Corporation. A shareholder of the Corporation may use his Proxy if he is unable to attend the Annual Meeting in person or wishes to have his Common Shares voted by proxy even if he does attend the Annual Meeting. Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by filing with the Secretary of the Corporation, at the address of the Corporation set forth on the cover page of this Proxy Statement, written notice of such revocation; by executing a later-dated proxy which is received by the Corporation prior to the Annual Meeting; or by attending the Annual Meeting and giving notice of such revocation in person. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

         The Corporation has two wholly-owned subsidiaries. They include: The Cortland Savings and Banking Company; and New Resources Leasing Company.


                                     VOTING

         Only those shareholders of record at the close of business on March 2, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting. A holder of Common Shares is entitled to one vote for each Common Share, and fractional vote on each fractional Common Share held on all matters voted upon at the Annual Meeting including the election of Directors.

         Common shares represented by signed proxies that are returned to the Corporation will be counted toward the quorum in all matters even though they are marked "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all. Broker/dealers who hold their customers' common shares in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such common shares and may vote such common shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such common shares on other matters, which typically include amendments to the articles of incorporation of a corporation and the approval of certain stock compensation plans, without specific instructions from the customer who owns such common shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

                              ELECTION OF DIRECTORS

         The Code of Regulations for the Corporation, adopted April 13, 1993, provides for a classified Board of Directors. Under Section 2.02(D) of the Code of Regulations, the Board of Directors is divided into three classes as nearly equal in number as the then fixed number of directors permits, with the term of office of one class expiring each year. Each director will hold office until the Annual Meeting for the year in which his term expires and until his successor is duly elected and qualified, or until his earlier resignation, removal from office or death.

         It is the intention of the persons appointed to serve as proxies ("Proxies") and named in the proxy to vote for the election of William A. Hagood, Richard L. Hoover, K. Ray Mahan, and Rodger W. Platt.

         All nominees are presently members of the Board of Directors. All of the nominees have stated their willingness to serve and no reason is presently known why any of the nominees would be unable to serve as a Director. Each Proxy will be voted by the proxies for such nominees unless the Proxy otherwise directs.

         There are no family relationships among the executive officers and/or Directors of the Corporation. Each of the nominees and Directors listed below has furnished to the Corporation the information set forth with respect to his principal occupation or employment and his beneficial ownership of securities.

         The Annual Report to the Shareholders of the Corporation for the fiscal year ended December 31, 1997 is enclosed herewith.

              NOMINEES FOR ELECTION WHOSE TERMS WILL EXPIRE IN 2001

                                       PRINCIPAL              COMMON SHARES
                                     OCCUPATION(S)             BENEFICIALLY         PERCENT OF      DIRECTOR
  NAME & AGE                           SINCE 1993             OWNED 1/31/98(1)      CLASS (2)         SINCE
  ----------                        ----------------          ----------------    -------------     -------
William A. Hagood,                  Owner & President,            2,400.813             .21           1972
      66                            Tri-City Mobile
                                    Homes, Inc.


K. Ray Mahan,                       President, Mahan             28,107.178 (3)        2.44           1976
      58                            Packing Company.


Richard L. Hoover,                  Consultant &                  3,468.000 (4)         .30           1980
      66                            Major Acct. Exec,
                                    VMX, Inc. 1993 to 1994.

Rodger W. Platt,                    President & Chair-            8,187.328 (5)         .71           1974
      62                            man of the Board
                                    of the Corp. and
                                    President, Chair-
                                    man of the Bank.


              CONTINUING DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000

George E. Gessner,                  Attorney at Law,              5,025.621 (6)         .44           1987
      53                            Gessner & Platt
                                    Co., L.P.A.

James E.                            Attorney & Presi-               662.052             .06           1984
Hoffman, III,                       dent Hoffman &
      46                            Walker Co. L.P.A.

Timothy K. Woofter,                 Exec. Vice Pres. of           9,986.068 (7)         .87           1985
      47                            Stanwade Metals
                                    Prod. until 6/1/94.
                                    From June of 1994
                                    to present, Presi-
                                    dent and Director of
                                    Stanwade Metals Prod.;
                                    Vice Pres. Director
                                    Kinsman Precast, Inc.;
                                    Partner Kinsman Assoc.;
                                    Director Steel Tank Institute;
                                    Director Tank Associates;
                                    Director Tank Engineering Specialist.

              CONTINUING DIRECTORS WHOSE TERMS WILL EXPIRE IN 1999

                                       PRINCIPAL              COMMON SHARES
                                     OCCUPATION(S)             BENEFICIALLY         PERCENT OF      DIRECTOR
  NAME & AGE                           SINCE 1993             OWNED 1/31/98(1)      CLASS (2)         SINCE
  ----------                        ----------------          ----------------    -------------     -------
P. Bennett Bowers,                  Commercial Lines             4,573.728 (8)          .40          1988
      47                            Agent, Vice Pres. & Part
                                    Owner Bowers Insur-
                                    ance Agency, Inc.

David C. Cole,                      Partner/General Mgr.           462.000 (9)          .04          1989
      39                            Cole Valley Motor Co.,
                                    Partner Cole Bros.Dodge


Dennis E. Linville,                 Executive Vice               2,914.140 (10)         .25          1988
      47                            President, and
                                    Secy. of the Corpo-
                                    ration and the Bank.

Executive Officers                                              69,119.605 (11)        6.01
and Directors as a
Group (12 Persons)

             (1) Represents sole voting and investment power unless otherwise indicated.

             (2) Based upon 1,149,763 of the Corporation's Common Shares outstanding as of January 31, 1998.

             (3) Includes 7,519.171 Common Shares owned by Nancy Mahan, Mr. Mahan's wife.

             (4) Includes 1,760 Common shares owned by Marlene Hoover, Mr. Hoover's wife.

             (5) Includes 352 Common Shares owned by Marie Platt, Mr. Platt's wife, and 246.850 Common Shares owned by Mark Platt, Mr. Platt's son.

             (6) Includes 3,139 Common Shares held in a voting trust of which Mr. George Gessner is the trustee and Mr. John F. Gessner is the beneficial owner.

             (7) Includes 39.982 Common Shares owned by Joni Jo Woofter, Mr. Woofter's wife, 123.910 Common Shares owned by Aaron L. Woofter, and 123.910 Common Shares owned by Kristopher K. Woofter, Mr. Woofter's sons. The amount also includes 169 Common Shares in the Timothy R. Woofter Family Trust.

             (8) Includes 3,409 Common Shares held in a voting trust of which Mr. P. Bennett Bowers is the trustee and Mr. Paul C. Bowers if the beneficial owner. The amount also includes 109 Common Shares owed by Laraine Bowers, Mr. P. Bennett Bowers' wife, in a self-directed IRA.

             (9) Includes 57 Common Shares owned by Marian Cole, Mr. Cole's wife, 124 Common Shares held by Marian Cole for Christopher J. Cole, 24 Common Shares held by Marian Cole for Jonathan David Cole, and 7 Common shares held by Marian Cole for Benjamin J. Cole, Mr. Cole's Children.

             (10) Includes 64.698 Common Shares owned by Erin Linville and
                  108.943 Common Shares owned by Brandon Linville, Mr. Linville's children.

             (11) See notes (1) through (10).

                      THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors of the Corporation held seven (7) meetings during the fiscal year ended December 31, 1997. The Corporation's Board of Directors does not have committees. Every Director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors, and (2) the total number of meetings held by all committees of the Bank's Board of Directors on which he served.

         The Bank's Board of Directors has an Audit Committee, which met four
(4) times in 1997. One (1) meeting was held prior to the April, 1997 reorganization of the committee at which David Cole, whose term had expired, was replaced by George Gessner. K. Ray Mahan and P. Bennett Bowers remained members of the Audit Committee throughout 1997. Mr. Cole attended one meeting; Mr. Mahan attended four meetings; Mr. Bowers attended four meetings; and Mr. Gessner attended three meetings. Each committee member attended 100% of the meetings they were eligible to attend.

         The functions performed by the Audit Committee include the following:
(1) to recommend to the Board of Directors independent accountants for the coming year; (2) to ensure that all director examinations and audits are in compliance with statutory requirements; (3) to review and approve the audit plan of the external auditors; (4) to review non-audit services performed by external auditors; (5) to determine that a competent internal audit organization exists to meet the needs of the Corporation and Bank; (6) to review and approve the audit plan submitted by the General Auditor; (7) to receive periodic reports from the General Auditor regarding the completion of the audit schedule and the results of reviews performed by the internal audit function; (8) to receive on an annual basis a summary of internal audit activities, including a summary of the status of significant items disclosed during the year and an opinion on the adequacy of the organization's system of internal controls; (9) to review and approve audit policies; (10) to review the results of regulatory examinations and receive periodic updates on management's efforts to address any noted deficiencies or recommendations; (11) to review with representatives of the external audit firm periodic accounting and financial reports and to review the contents of the management letter issued by the external audit firm, and (12) to evaluate with the auditors and management the Corporation's and the Bank's compliance with banking regulations, other pertinent laws and internal guidelines on employee conduct and conflicts of interest.

         The Bank's Executive Compensation Committee consists of three outside members of the Bank's Board of Directors (P. Bennett Bowers, William A. Hagood, and Richard L. Hoover). The Bank's Vice President and Director of Human Resources, Stephen A. Telego, Sr.,serves as advisor to the Executive Compensation Committee. The Executive Compensation committee met twice in 1997 and every member of the committee attended both of the committee's meetings. The Corporation does not compensate its employees or Directors. Instead, all employees of the Corporation are compensated in their capacities as employees of the Corporation and the Bank by the Bank. It is the responsibility of the Executive Compensation Committee to establish and administer the Bank's compensation policies and to evaluate the performance of its executive officers.

         Neither the Corporation nor the Bank has a Nominating Committee.


                        TRANSACTIONS INVOLVING MANAGEMENT

         The Corporation and the Bank retained the legal services of Hoffman & Walker Co., L.P.A. during 1997. James E. Hoffman, III is a member of the Corporation's Board of Directors. Mr. Hoffman is also a part owner of Hoffman & Walker Co., L.P.A. The amount of fees paid to Hoffman & Walker Co., L.P.A. by the Corporation and the Bank during 1997 was $10,221.00, which was approximately 5.2% of the law firm's gross revenues during 1997.

         The Corporation and the Bank also retained the legal services of Gessner & Platt, Co., L.P.A. Mr. George E. Gessner is a member of the Corporation's Board of Directors. Mr. Gessner is also a member of Gessner & Platt Co., L.P.A. The amount of fees paid to Gessner & Platt Co., L.P.A. by the Corporation and the Bank during 1997 was less than five percent (5%) of the law firm's gross revenues during 1997.

         Some of the Directors, officers and affiliates of both the Corporation and the Bank are customers of and have banking transactions with the Bank. All of these transactions were in the ordinary course of the Bank's business during 1997 and up to the present time. All loans and commitments to loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of the Corporation, do not involve more than a normal risk of collectibility or present other unfavorable features.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Stephen A. Telego, Sr., who is a Vice President and Director of Human Resources of the Bank, is the advisor to the Compensation Committee of the Corporation's Board of Directors.

                        REPORT ON EXECUTIVE COMPENSATION

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THIS REPORT AND THE GRAPH SET FORTH ON PAGE 11, SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

         The executive officers of the Corporation receive no compensation from the Corporation. Instead, they are paid by the Bank for services rendered in their capacity as executive officers of the Corporation and the Bank.

         Pursuant to the compensation program, the executive officers of the Bank are evaluated on their performance by Mr. Platt. Mr. Platt is evaluated on his performance by the Executive Compensation Committee. The ratings range from a top score of 5, which is a superior rating; to a rating of 1, which represents a low rating, deficiency of job performance. The major areas of performance measurement are Job Knowledge/Information, Work Quality, Accuracy, Initiative, Originality, Customer Relations, Priority Setting, Ability To Provide Instruction to Staff, Subordinate Feedback and Overall Evaluation. In addition, key responsibilities and duties of the position are measured. For Mr. Platt, those key responsibilities are leadership, direction and guidance of Bank activities; keeping the Board of Directors informed on all significant Bank activities; initiating recommendations to the Board regarding competition, organizational changes, new products and expansion of service area; communicating policies and goals to officers and department heads as well as monitoring employee morale; striving to maintain "esprit de corps" at a level conductive to high productivity; delegating responsibility; reviewing and evaluating performance of senior officers in carrying out their responsibilities; ensuring integrity of Bank assets; cultivating relationships with customers, the community and other bankers in order to monitor the needs of the marketplace and the services provided by competitors; maintaining relationships with shareholders of the Corporation and the outside financial community; exploring potential bank and non-bank business opportunities for enhancing the profitability; and providing guidance and direction for an on-going strategic planning process.

         At its June 2, 1997 Committee meeting, the Executive Compensation Committee reviewed the self-evaluation of Rodger W. Platt. The Committee was in concurrence with Mr. Platt's self-evaluation of a rating of a four and one half (4.5) which is "above expected". Based on the Bank's merit pay matrix, the Executive Compensation Committee approved and recommended to the Board of Directors that Mr. Platt's annual salary be adjusted to $177,529.20, effective July 1, 1997.

         All of the Executive Compensation Committee recommendations were made to the entire Board on July 8, 1997, and were approved without modification by the Board for immediate implementation effective July 1, 1997.

         During 1997 no compensation decisions by the Compensation Committee were modified or rejected in any material way by the full Board.


RETIREMENT COMPENSATION ARRANGEMENTS
------------------------------------

         The Bank maintains a compensatory arrangement under which named executive officers receive a $5,000 credit for each year of service from date of hire. The cash value for such service is to be paid when a participant (1.) completes ten (10) years of continuous service; (2.) attains the minimum age of sixty-two (62) and retires; or (3.) retires due to disability as long as the participant is in receipt of social security disability. The balance credited to a named executive officer is to be paid in periodic monthly distributions over a ten (10) year period. In the event of a change in control of the Bank, all named executives would receive a lump sum distribution equal to the present value of the balance credited to each executive officer.

         Rodger W. Platt, CEO, President and Chairman of the Bank, is the only named executive officer who was eligible to retire under this compensation arrangement as of December 31, 1997. The estimated annual retirement benefit paid to Mr. Platt, at age sixty-five (65), would be $18,500. The annual amount would be disbursed on a monthly basis over a period of ten (10) years.

PROFIT SHARING PROGRAM
----------------------

         The Bank maintains a Profit Sharing Program for it's Executive Officers and employees. If the Bank makes its budget for the fiscal year, the Board of Directors may approve profit sharing for the Executive Officers and employees. The following formula is used to determine the amount of profit sharing paid to each employee. Each employee receives one (1) point for every ten (10) years of service, in addition one (1) point is received for every thousand dollars of income. The point total is multiplied by an initial profit sharing factor (to be determined by the Board) whose sum is then multiplied by a factor that is established based on an employee's job grade, placement within that job grade and performance evaluation.


EMPLOYEE BENEFIT PLAN (401K)
----------------------------

         The Bank has a contributory defined contribution retirement plan (a 401(k) plan) which covers substantially all employees. The Bank is obligated to contribute 2% of the gross pay of each eligible participant. In addition, the Bank matches participants' voluntary contributions up to 2% of gross pay. Participants may make voluntary contributions to the plan up to a maximum of 10% of gross wages or the annual maximum allowed by ERISA, whichever is less.


         SUBMITTED BY THE COMPENSATION COMMITTEE OF THE CORPORATION'S BOARD OF
DIRECTORS: WILLIAM A. HAGOOD, RICHARD L. HOOVER, P. BENNETT BOWERS AND STEPHEN
A. TELEGO, SR., VICE PRESIDENT, DIRECTOR OF HUMAN RESOURCES AND ADVISOR TO THE COMPENSATION COMMITTEE.

                  REMUNERATION OF OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION
----------------------

         The following table sets forth cash compensation paid by the Bank to Rodger W. Platt, Chairman of the Board of Directors and President of the Corporation, as well as CEO, President and Chairman of the Bank, for services performed for the Corporation and the Bank. Mr. Platt is the only executive officer of the Corporation to earn salary and bonus in excess of $100,000 for the three fiscal years ended December 31, 1997.


                           SUMMARY COMPENSATION TABLE

                                                                Annual                 All Other
                                                             Compensation             Compensation
-----------------------------------------------------------------------------------------------------
  Name and Principal
     Position                               Year             Salary ($)(1)             ($)(2)(3)
-----------------------------------------------------------------------------------------------------

  Rodger W. Platt,                          1997              $174,877.08             $ 19,927.00
  President and Chairman of                 1996               161,405.00               16,022.22
  the Board of the Corporation              1995               151,269.00               12,033.12
  and President, Chairman and
  CEO of the Bank

    (1) The salary amounts listed for each of the above years include $6,000 in Directors' fees for serving as a Director of the Bank.

    (2) Includes Profit Sharing of $6,332 paid to employees December 31, 1995, $9,806 paid December 31, 1996 and $13,111 paid December 31, 1997.

    (3) Includes a combination of non-elective contributions for Mr. Platt ($2,850.56 in 1995, $3,108.11 in 1996 and $3,408.00 in 1997) and
         employer matching of employee contributions up to two percent (2%) of salary under the Bank's 401(k) plan ($2,850.56 in 1995, $3,108.11 in
         1996 and $3,408.00 in 1997).

DIRECTORS' COMPENSATION
-----------------------

         The Directors of the Corporation do not receive remuneration for their service to the Corporation, however, the same persons that serve as Directors for the Corporation serve as Directors for the Bank. For the first seven months in 1997, each non-employee ("outside") Director for the Bank received fixed compensation for serving as a Director at the rate of $750 per month. For the last five months in 1997, each non-employee ("outside") Director for the Bank received fixed compensation for serving as a Director at the rate of $1,000 per month. Each employee ("inside") Director for the Bank received fixed compensation for serving as a Director at the rate of $500.00 per month. Neither the inside nor the outside Directors received any additional amounts for participation at Board of Directors' meetings, committee participation or special assignments.

                                PERFORMANCE GRAPH


     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG CORTLAND BANCORP, THE S&P 500 INDEX AND SNL SECURITIES INDEX OF BANKS ASSET-SIZE UNDER $500M

         The graph on the following page sets forth a comparison of five year cumulative total return among the Common Shares of Cortland Bancorp, the Standard & Poor's Index ("S&P 500 Index") and the SNL Securities Index of Banks with assets under $500 million for the fiscal years indicated. Information reflected on the graph assumes an investment of $100 each on December 31, 1992, in the Common Shares of Cortland Bancorp, the S&P 500 Index and the SNL Securities Index. Cumulative total return assumes reinvestment of all dividends. The Corporation is not among the banking companies include in the SNL Securities Index.

                                CORTLAND BANCORP

                            TOTAL RETURN PERFORMANCE

                               [PERFORMANCE GRAPH]




                                                             Period Ending

Index                   12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97
---------------------------------------------------------------------------------------------
Cortland Bancorp         100.00      126.35      176.47      213.04      277.24      415.81
S&P 500                  100.00      110.08      111.53      153.44      188.52      251.44
SNL Banks (under         100.00      130.56      140.42      192.09      247.24      421.47
$500M)

Dividend reinvestment prices as supplied by the bank were used to calculate Cortland Bancorp's total return.

Disclaimer:  Total return calculation methodology used by Cortland Bancorp differs from SNL Securities, therefore total return values for Cortland Bancorp are a reflection of their methodology and not SNL Securities.

               NOTIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed the firm of Packer, Thomas and Company to serve as independent auditors for the Company for the 1997 fiscal year. That firm has served as independent auditors for the Company since 1994. The Board of Directors does not expect representatives of Packer, Thomas and Company to be in attendance at the Annual Meeting.

           REPORTING PURSUANT TO SECTION 16 OF SECURITIES EXCHANGE ACT

         Under the securities laws of the United States, the Corporation's Directors, executive officers, and persons holding more than ten percent of the Common Shares are required to report their ownership of the Common Shares and any changes in that ownership to the Securities and Exchange Commission (the "Commission"). The Corporation is required to report in this Proxy Statement any omissions from such reports during the last fiscal year. According to the records of the Corporation, all of these filing requirements were satisfied by the Corporation's Directors and officers. In making these statements, the Corporation has relied upon the written representations of its Directors and officers and copies of the reports that they have filed with the Commission.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, if any other matters requiring a vote of shareholders are properly presented to the meeting, it is intended that Proxies in the accompanying form will be voted on such other matters in accordance with the recommendations of the Board of Directors or in accordance with their best judgment on such matters.

                                  ANNUAL REPORT

         The 1997 Annual Report, including the required audited financial statements of the Corporation and related financial information, is enclosed with this proxy soliciting material.

         The reports of Packer, Thomas and Company on the Corporation's financial statements for the years ended December 31, 1996 and December 31, 1997, do not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST OF A SHAREHOLDER. PLEASE ADDRESS YOUR REQUEST TO DENNIS E. LINVILLE, SECRETARY, CORTLAND BANCORP, 194 WEST MAIN STREET, CORTLAND, OHIO 44410. (P.O. BOX #98), TELEPHONE (330) 637-8040.
         ADDITIONAL INFORMATION IS AVAILABLE ON THE WORLD WIDE WEB AT WWW.CORTLAND-BANKS.COM

                   PROPOSALS BY SHAREHOLDERS FOR 1999 MEETING

         If any shareholder of the Corporation wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Corporation to be held in 1999, the proposal must be received by the Corporation prior to the close of business on November 17, 1998.

                                  MISCELLANEOUS

         You are urged to mark, date, sign, and return your proxy promptly. For your convenience, a self-addressed envelope is enclosed on which no postage is required if mailed in the United States.

                                        By Order of the Board of Directors

                                                /s/ Dennis E. Linville

                                                Dennis E. Linville
                                                     Secretary

March 17, 1998

                                  FORM OF PROXY
                                CORTLAND BANCORP

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                CORTLAND BANCORP



The undersigned holder of Common Shares of Cortland Bancorp. (The "Corporation") hereby appoints George E. Gessner, James E. Hoffman, III and Timothy K. Woofter, or any of them, each with power of substitution, as his proxies to attend the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 14, 1998 at 7:00 p.m. at the Corporation's principal office, 194 West Main Street, Cortland, Ohio, to vote as designated below upon the following matters:


(1)  FOR election as Directors                      WITHHOLD AUTHORITY
     of all nominees listed below.                      to vote for all nominees
                                                        listed below.

              --------                                     --------

     William A. Hagood, K. Ray Mahan, Richard L. Hoover and Rodger W. Platt


(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)


          -----------------------------------------------------


(2) In their discretion, the proxies are authorized to vote on the transaction of such other business as may properly come before the meeting.

         ______FOR                ______AGAINST             ______ABSTAIN


The Corporation's Board of Directors is not aware of any other matters that will be presented for action at said meeting.


SHARES WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED IN ITEM (1), AND, AT THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.


Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged. Please sign, date, and return this proxy promptly in the enclosed envelope.


Dated:                      , 1998
      ----------------------

Signed:
       ----------------------------

Signed:
       ----------------------------
Please sign exactly as the name appears
hereon. If executor, trustee, etc.,
give full title. If shares are
registered in two names, both
shareholders should sign.